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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
January 27, 2003

KEYSTONE MINES LIMITED
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33199	88-0467845
(Commission File No.)	(IRS Employer ID)

1040 West Georgia Street
Suite 1160
Vancouver, British Columbia
Canada V6E 4H1
(Address of principal executive offices and Zip Code)

(604) 605-0885
(Registrant's telephone number, including area code)

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ITEM 7. Exhibits

Exhibit No.	Description

99.1	Press Release dated January 27, 2003.

ITEM 9. Regulation FD Disclosure

On January 27, 2003, the registrant issued a press release regarding items that had been previously reported to the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 27th day of January 2003.

KEYSTONE MINES LIMITED

BY:	/s/ Stephane Solis Stephane Solis, President and Chief Executive Officer